TAXES ON INCOME (Tables)	12 Months Ended
Dec. 31, 2013
TAXES ON INCOME [Abstract]
Schedule of Deferred Tax Assets
Significant components of the Company's deferred tax assets are as follows:

	December 31,
	2013	2012

Net operating loss carry forward	$16,926	$15,653
Allowance and reserve	351	334

Total deferred tax assets before valuation allowance	17,277	15,987
Valuation allowance	(17,277)	(15,987)

Net deferred tax assets	$-	$-